SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                 June 24, 1996
                        (Date of Earliest Event Reported)


                                  SEITEL, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-14488                                            76-0025431
(Commission File Number)                       (IRS Employer Identification No.)

50 Briar Hollow Lane, West 7th Floor
Houston, Texas                                              77027
(Address of principal executive offices)                  (Zip code)



               Registrant's telephone number, including area code

                                 (713) 627-1990













                          Index to Exhibits at Page -3-

                                                                    Page 1 of 12


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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On June 24, 1996, DDD Energy, Inc. ("DDD"), a wholly owned subsidiary of the Registrant, acquired for $26.5 million in cash an additional 30% working interest in mineral properties in Wharton County, Texas (the "Properties") from Cox & Perkins Exploration, Inc. ("Cox & Perkins"). DDD previously owned a 20% working interest in the Properties. On the same date, DDD sold a production payment interest in the oil and gas production from the Properties to The ReSourceFund, L.P. I, RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III, and RIMCO Partners, L.P. IV (the "Partnerships") for $20 million cash. Proceeds from this disposition were applied to the acquisition cost of the additional working interest in the Properties, and the remaining $6.5 million of purchase price was paid from working capital. The purchase price for the acquired working interests and the sales price for the disposed production payment interest were determined by arms length negotiations. There is no material relationship between either Cox & Perkins or the Partnerships and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, except that Cox & Perkins acts as operator for several mineral properties in which DDD has a working interest, including the Properties. The Properties were used by Cox & Perkins in the exploration and production of oil and gas, and will continue to be so used by DDD.


Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (b)  Pro Forma Financial Information.

               It is impracticable to provide the required pro forma financial information relating to the Registrant. The required pro forma financial information will be filed as soon as practicable, but not later than 60 days from the date this report must be filed.

          (c)  Exhibits.

               The  following   exhibit  is  attached  in  accordance  with  the
               provisions of Item 601 of Regulation S-K:

               2.1 Purchase and Sale Agreement (excluding exhibits and schedules to such agreement, which will be provided to the Securities and Exchange Commission on request), dated June 10, 1996, by DDD Energy, Inc. and Cox & Perkins Exploration, Inc.



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 8, 1996


                                   SEITEL, INC.

                                   BY:  /s/ Paul A. Frame
                                        ----------------------------------------
                                        PAUL A. FRAME
                                        President and Chief Executive Officer


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                                INDEX TO EXHIBITS


     Exhibits                                                  Page No.
     ------------------------------------------------------------------

       2.1                  Purchase and Sale Agreement            4
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                                                                    Page 3 of 12